UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 5, 2007
Date of Report (Date of earliest event reported)

ROYAL MINES AND MINERALS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52391	20-4178322
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 112, 2580 Anthem Village Dr.
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 588-5973
Registrant's telephone number, including area code

CENTRUS VENTURES INC.
Suite 200, 810 Peace Portal Drive
Blaine, WA 98230
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

This amendment to the Current Report on Form 8-K, originally filed by Royal Mines And Minerals Corp. (formerly “Centrus Ventures Inc.”) on October 12, 2007, is being filed in order to include the letter from our former principal independent accountants addressed to the Securities and Exchange Commission in accordance with Item 304(a) of Regulation SB.

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On October 6, 2007, as a result of our acquisition of Royal Mines, we engaged Sarna & Company, Certified Public Accountants (“Sarna”), the independent accountants of our accounting successor, as our principal independent accountants. In addition, on October 9, 2007, we received the resignation of Telford Sadovnick, P.L.L.C., Certified Public Accountants (“Telford”), as our independent accountants. Telford resigned as our independent auditors because it withdrew its registration with the public Company Accountability Oversight Board and can no longer audit U.S. issuers. The Board of Directors, by written resolution, approved the engagement of Sarna, the accounting successor, and accepted the resignation of Telford.

Telford’s reports on our financial statements for the fiscal years ended April 30, 2007 and April 30, 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of our ability to continue as a going concern.

There have been no disagreements between the Company and Telford on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Telford, would have caused them to make reference to the subject matter of the disagreement in connection with their report for the financial statements for the past year.

The Company has provided Telford with a copy of this report and has requested in writing that Telford provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures.

The Company has received the requested letter from Telford and the letter is attached as an exhibit to this Form 8-K/A. The letter provides that Telford is in agreement with the statements made by the Company regarding Telford under this Item 4.01 of the Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger dated September 24, 2007 among the Company, Royal Mines Acquisition Corp., Royal Mines Inc. and Kevin B. Epp.(1)
2.2	Agreement and Plan of Merger dated October 6, 2007 between the Company and Royal Mines Acquisition Corp.(2)
3.1	Articles of Merger among Royal Mines Acquisition Corp. and Centrus Ventures Inc.(2)
10.1	Mineral Property Option Agreement dated January 28, 2007 between Eugene E. Phebus and Royal Mines Inc.(2)
10.2	Mineral Property Option Agreement dated January 28, 2007 between Charles G. Moore and Royal Mines Inc.(2)
10.3	Mineral Property Option Agreement dated January 10, 2007 between James E. Sharp and Royal Mines Inc.(2)
10.4	Mineral Property Option Agreement dated January 28, 2007 between Ben Barnes and Royal Mines Inc.(2)
10.5	Mineral Property Option Agreement dated January 28, 2007 between Walter Simmons II and Royal Mines Inc.(2)
10.6	Mineral Property Option Agreement dated January 28, 2007 between Leo Corbet and Royal Mines Inc.(2)
10.7	Mineral Property Option Agreement dated January 28, 2007 between William Tao and Royal Mines Inc.(2)
10.8	Mineral Property Option Agreement dated January 28, 2007 between Dr. Wilbur J. Guay and Royal Mines Inc.(2)
10.9	Mineral Property Option Agreement dated January 28, 2007 between Olivia Tearnan and Royal Mines Inc.(2)
10.10	Mineral Property Option Agreement dated January 28, 2007 between Jim Mack and Royal Mines Inc.(2)
10.11	Mineral Property Option Agreement dated January 28, 2007 between Ron Manarey and Royal Mines Inc.(2)
10.12	Mineral Property Option Agreement dated January 28, 2007 between William Lintz and Royal Mines Inc.(2)
10.13	Technology and Asset Purchase Agreement dated April 2, 2007 among New Verde River Mining Co., Inc., Robert H. Gunnison and Royal Mines Inc.(2)
10.14	Restatement and Amendment to lease Agreement dated April 12, 2007 among Erline Y. Smith, Trustee, Erline Y. Smith Trust, Lawana Hooper and Royal

Mines Inc.(2)
10.15	AV Executive Suites Service Agreement dated September 13, 2007 between Royal Mines Inc. and Anthem Village Executive Suites, LLC.(2)
10.16	Residential Lease Agreement of La Cienega Office.(2)
10.17	Lease Agreement dated June 6, 2007 among McKendry Enterprises Inc., Profit Sharing Plan and Retirement Trust and Royal Mines.(2)
16.1	Letter of Telford Sadovnick, P.L.L.C.
99.1	Audited Financial Statements of Royal Mines Inc. for the period ended April 30, 2007.(2)
99.2	Unaudited Financial Statements of Royal Mines Inc. for the period ended July 31, 2007.(2)
99.3	Unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations for the period ended April 30, 2007.(2)
99.4	Unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations for the period ended July 31, 2007.(2)

Notes:

(1)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on September 28, 2007.
(2)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K, originally filed with the SEC on October 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL MINES AND MINERALS CORP.

Date: October 17, 2007
	By:	/s/ William Charles Tao

		Name:	William Charles Tao
		Title:	Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer